Exhibit 10.63

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of March 27, 2008, by and among each of UNITED STATES PHARMACEUTICAL GROUP, L.L.C. d/b/a NATIONSHEALTH, a Delaware limited liability company (“USPG”), NATIONSHEALTH HOLDINGS, L.L.C., a Florida limited liability company (“NHH”), NATIONSHEALTH, INC., a Delaware corporation (“NationsHealth”), and DIABETES CARE AND EDUCATION, INC., a South Carolina corporation (“Diabetes Care” and together with USPG, NHH and NationsHealth, each individually an “Borrower”, and collectively “Borrowers”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

RECITALS

WHEREAS, Lender and Borrower entered into that certain Third Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of April 11, 2007, as amended by that certain First Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 29, 2007, as further amended by that certain Joinder Agreement and Second Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 4, 2007, as further amended by that certain Waiver and Third Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement dated November 13, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement dated February 1, 2008 (as it may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) whereby Lender agreed to make loans, advances and other extensions of credit to Borrower thereunder; and

WHEREAS, Borrower requested and Lender has agreed to amend certain provisions of the Loan Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Amendments to Loan Agreement. The sections, definitions, schedules, annexes and exhibits of and to the Loan Agreement referenced and set forth on Annex A to this Amendment hereby are amended and restated to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

Section 3. Representations and Warranties.

(a) Notwithstanding any other provision of this Amendment, each Borrower individually hereby (i) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this Amendment as of the date hereof and confirms that they are true and correct, (ii)  represents and warrants that they are Affiliates of each other, and (iii) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

(b) Each Borrower individually hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

Section 4. Expenses. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment contemplated hereby and all related agreements, documents and instruments required hereunder and under the Loan Agreement, and all of the same may be charged to any Borrower’s account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrowers expressly agree that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.

Section 5. Reference to the Effect on the Loan Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the “Loan Agreement” shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects, and the grant of Liens thereunder, and their agreements, covenants, obligations, representations and warranties thereunder and therein, are expressly ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the date hereof or as a result of performance hereunder.

Section 6. Governing Law and Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

Section 7. Headings and Counterparts. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

Section 8. Amendments. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrowers. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.

Section 9. Entire Agreement. This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

Section 10. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of any Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

Section 11. Conditions to Effectiveness. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective only upon the satisfaction of the following conditions precedent as determined by Lender in Lender’s sole discretion (the “Fifth Amendment Effective Date”):

(a) Borrowers shall have delivered to Lender the duly executed counterparts of this Amendment;

(b) each Borrower shall have paid Lender all fees, costs and expenses incurred by Lender in preparation and execution of this Amendment including, but not limited to, a non-refundable fee of $20,000 with respect to this Amendment which shall be deemed fully earned on the date hereof, and each Borrower hereby authorizes Lender to charge such amounts as an Advance under the Revolving Facility;

(c) each Borrower shall have delivered to Lender all other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

(d) no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

(e) The representations and warranties contained herein and in the Loan Agreement and the Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

Section 12. RELEASE BY BORROWER. By execution of this Amendment, each Borrower acknowledges and confirms that such Borrower does not have any offsets, defenses or claims against Lender, or any of its present or former subsidiaries, affiliates, officers, directors, shareholders, employees, agents, representatives, attorneys, predecessors, successors or assigns whether asserted or unasserted. To the extent that such Borrower may have such offsets, defenses or claims, such Borrower and each of its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, jointly and severally, knowingly, voluntarily and intentionally waive, release and forever discharge Lender, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively the “Lender Affiliates”) of and from any and all actual or potential claims, demands, damages, actions, requests for sanctions and causes of action, torts, obligations, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, all other liabilities whether known or unknown, matured or unmatured, contingent or absolute, of any kind or description whatsoever, either in law or in equity, asserted or unasserted which against Lender and/or Lender Affiliates they ever had, now have, claim to have or may later have or which any of any of such Borrower’s successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had, now has, claim to have or may later have, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated, and each Borrower hereby agrees that such Borrower is collaterally estopped from asserting any claims against Lender or any of the Lender Affiliates relating to the foregoing.

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IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:	CAPITALSOURCE FINANCE LLC, a Delaware limited liability company

	By:	/s/ Todd Gordon

	Name:	Todd Gordon

	Title:	Director

BORROWER:	UNITED STATES PHARMACEUTICAL GROUP, L.L.C. d/b/a NATIONSHEALTH

	By:	/s/ Timothy Fairbanks

Name: Timothy Fairbanks Title: Chief Financial Officer

NATIONSHEALTH HOLDINGS, L.L.C.

	By:	/s/ Timothy Fairbanks

Name: Timothy Fairbanks Title: Chief Financial Officer

NATIONSHEALTH, INC.

	By:	/s/ Timothy Fairbanks

Name: Timothy Fairbanks Title: Chief Financial Officer

DIABETES CARE AND EDUCATION, INC.

	By:	/s/ Timothy Fairbanks

Name: Timothy Fairbanks Title: Chief Financial Officer